UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2008

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Pennichuck Corporation

(Exact name of registrant as specified in its charter)

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New Hampshire	0-18552	02-0177370
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

25 Manchester Street, Merrimack, New Hampshire 03054

(Address of Principal Executive Office) (Zip Code)

(603) 882-5191

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b) On April 8, 2008, Pennichuck Corporation (the “Company”) issued a press release announcing that William D. Patterson, the Company’s Senior Vice President, Treasurer and Chief Financial Officer, would be resigning from those positions to return to EnSTAR Management Corporation, a New York City-based firm he founded to provide financial advisory and consulting services for utilities. Mr. Patterson’s resignation will take effect on May 23, 2008, unless he and the Company mutually agree on a later date.

Mr. Patterson notified the Company on April 7, 2008 of his intention to resign. The Company has commenced a search for his replacement.

A copy of the Company’s April 8, 2008 press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

99.1	Press Release – “William Patterson Resigns As Pennichuck CFO”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PENNICHUCK CORPORATION

Date: April 8, 2008	By:	/s/ DUANE C. MONTOPOLI
Name: Duane C. Montopoli
Title: President and Chief Executive Officer

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